                                                                     Exhibit 99n

                               POWERTEL USA, INC.



                                    97-30265


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                                    MAY 1998







The Debtor in Possession is filing an incomplete Monthly Operating Report due to the lack of complete records. The former officers of PowerTel, USA. Inc. have not cooperated with the Debtor by providing the necessary information. The Books and Records are missing. Therefore, it is impossible for the Debtor to file a complete Monthly Operating Report.







                                                /s/ Richard A. Cascarilla
                                          --------------------------------------
                                          RICHARD A. CASCARILLA, PRESIDENT
                                          DEBTOR IN POSSESSION

                                  BALANCE SHEET
                                  MAY 31, 1998

                                     Assets

Current Assets:

         Cash                                                          $   21,333.85
                                                                       -------------
                  Accounts Receivable             $
                                                  -------------
                  Allowance for Doubtful
                           Accounts               $
                                                  -------------
                  Accounts Receivable (Net)                            $
                                                                       -------------
                  Inventory                                            $
                                                                       -------------
                  Prepaid Expenses                                     $
                                                                       -------------

                  Total Current Assets                                                    $   21,333.85
                                                                                          -------------

Property and Equipment (Fair Market Value)

                  Real Property                   $
                                                  -------------
                  Machinery and Equipment         $5,700,000.00
                                                  -------------
                  Furniture and Fixtures          $
                                                  -------------
                  Office Equipment                $
                                                  -------------
                  Leasehold Improvements          $
                                                  -------------
                  Vehicles                        $
                                                  -------------
                  Other                           $

                  Total Property and Equipment                                            $5,700,000.00
                                                                                          -------------
Investments:

                   Herth Printing and Business Supply
                            Stock (at Book Value)                                        $  374,875.00
                                                                                         -------------

                   Total Assets:                                                         $6,096,208.85
                                                                                         -------------

                                   LIABILITIES
                                  MAY 31, 1998

Postpetition Liabilities (Accrued and Unpaid)

         Salaries & Wages                                              $
                                                                       -------------
         Payroll Taxes                                                 $   2,323.20
                                                                       -------------
         Sales Taxes                                                   $
                                                                       -------------
         Income Taxes                                                  $
                                                                       -------------
         Real Property Taxes                                           $
                                                                       -------------
         Personal Property Taxes                                       $
                                                                       -------------
         Accounts Payable                                              $
                                                                       -------------
         Postpetition Real Property
                  Lease Arrearages                                     $
                                                                       -------------
         Postpetition Equipment
                  Lease Arrearages                                     $
                                                                       -------------
         Accrued Professional Fees
         Other    ___________                                          $
                                                                       -------------
                  ___________                                          $
                                                                       -------------

         Total Postpetition Liabilities                                                   $    2,323.20
                                                                                          -------------

Prepetition Liabilities

         Priority Debt (Schedule A-1)                                  $
                                                                       -------------
         Secured Debt (Schedule A-2)                                   $
                                                                       -------------
         Unsecured Debt (Schedule A-3)                                 $
                                                                       -------------

         Total Prepetition Liabilities                                                    $
                                                                                          -------------
Shareholder's Equity

         Common Stock                                                  $
                                                                       -------------
         Paid-In Capital                                               $6,131,096.00
                                                                       -------------
         Retained Earnings                                             $  (37,210.35)
                                                                       -------------

         Total Shareholder's Equity                                                      $6,093,885.65
                                                                                         -------------

         Total Liabilities & Equity                                                      $6,096,208.85
                                                                                         -------------

                                 RECAPITULATION
                                  MAY 31, 1998

Balance from Prior Month

         General Account                                               $   30,326.41
                                                                       -------------
                  Bank        FIRST OF AMERICA BANK, N.A. MICHIGAN
                  Branch      OKEMOS, MICHIGAN
                  Account     #62-30079367

         General Account                                               $
                                                                       -------------
                  Bank
                  Branch
                  Account #

         Tax Account                                                   $
                                                                       -------------
                  Bank
                  Branch
                  Account #

Balance to Carry Forward to Next Month

           General Account                                             $   21,333.85
                                                                       -------------

           General Account                                             $
                                                                       -------------
           Tax Account                                                 $
                                                                       -------------

                               POWERTEL USA, INC.
                             EAST LANSING, MICHIGAN
                             BANK ACCOUNT SUMMARIES
                                    #97-30265
                                 (PTELBANK.598)
                                    MAY, 1998



                                                   FIRST OF
DATE            DESCRIPTION                        AMERICA
--------        ---------------------------        -----------
05.01.98        BEGINNING BALANCE                  $ 30,326.41
                                                   -----------

                                                   -----------
05.31.98        TOTAL DEPOSITS                             -0-
                                                   -----------

05.31.98        CHECKS WRITTEN PER ATTACHED        $  8,992.56
                                                   -----------

05.31.98        BALANCE                            $ 21,333.85
                                                   ===========

RUN DATE: 06/08/98             POWERTEL USA, INC.        PAGE: 1
SYS DATE: 05/31/98             TRANSACTION JOURNAL       TIME: 09:55 AM

SOURCE            POSTING           CREDIT
JOURNAL           DATE              ACCOUNT NO                BATCH TOTAL               JOURNAL COMMENT
CD-0001           05/31/98          1020-000-00                 8,992.56                DISBURSEMENTS

CHECK NO          DATE              COMMENT                            DEBIT ACCT         TRANS AMOUNT
----------        --------          ------------------------           -----------        ------------
0001114           05/02/98          AMERITECH                          7800-000-00             18.85
0001115           05/02/98          CASEY & BOOG                       6600-000-00             95.00
0001116           05/04/98          POSTMASTER-E. LANSING              6500-000-00            160.00
0001117           05/11/98          CASEY & BOOG                       6500-000-00             20.55
0001118           05/12/98          UPS                                6000-000-00             12.00
0001119           05/14/98          UPS                                6000-000-00             24.00

0001120           05/14/98          FIRST OF AMERICA                   2110-001-00            474.30
0001120           05/14/98          FIRST OF AMERICA                   2110-002-00            810.00
0001120           05/14/98          FIRST OF AMERICA                   2110-005-00            474.30
                                                                                          ------------
                                       CHECK 0001120 TOTALS:                                1,758.60

0001121           05/26/98          RICHARD A. CASCARILLA              8100-000-00          3,723.00
0001122           05/25/98          KNUTSON TRAVEL POST                7900-000-00            842.75
0001123           05/26/98          CASEY & BOOG                       6600-000-00             95.00
0001124           05/26/98          CORPORATE SERVICES                 7800-000-00            108.66
0001125           05/26/98          UPS                                6000-000-00             12.00
0001126           05/27/98          U.S. TRUSTEE                       6200-000-00            500.00
0001127           05/27/98          H. LAWRENCE HERTH                  8100-000-00            991.20
0001128           05/27/98          KNUTSON TRAVEL POST                7900-000-00            612.00
0001129           05/30/98          AMERITECH                          7800-000-00             18.95
                                                                                          ------------

                                       JOURNAL CD-0001 TOTALS:                              8,992.56
                                                                                          ------------
                                       SOURCE CD TOTALS:                                    8,992.56
                                                                                          ------------
                                       REPORT TOTALS:                                       8,992.56
                                                                                          ============

                                INCOME STATEMENT
                                 (Accrual Basis)
                         OCTOBER 1, 1997 TO MAY 31, 1998

                                                                                      Current             Year to
                                                                                       Month                Date
                                                                                   --------------      ---------------
         Income                                                                    $          -0-      $           -0-
                                                                                   --------------      ---------------
         Cost of Goods Sold
                  Beginning Inventory                                              $                   $
                                                                                   --------------      ---------------
                  Inventory Purchases                                              $                   $
                                                                                   --------------      ---------------
                  Ending Inventory                                                 $                   $
                                                                                   --------------      ---------------

                  Total Costs of Goods Sold                                        $                   $
                                                                                   --------------      ---------------

         Operating Expenses
                  Salaries and Wages                                               $     6,200.00      $     54,600.00
                                                                                   --------------      ---------------
                  Employee Benefits                                                $                   $
                                                                                   --------------      ---------------
                  Shipping & Freight                                               $        48.00      $      1,304.82
                                                                                   --------------      ---------------
                  Rent                                                             $                   $
                                                                                   --------------      ---------------
                  Secured Debt Payments                                            $                   $
                                                                                   --------------      ---------------
                  Outside Services                                                 $       190.00      $      2,474.93
                                                                                   --------------      ---------------
                  Telephone                                                        $       146.46      $        844.38
                                                                                   --------------      ---------------
                  Repairs & Maintenance                                            $                   $
                                                                                   --------------      ---------------
                  Miscellaneous Office Expense                                     $       180.55      $      1,865.99
                                                                                   --------------      ---------------
                  Advertising                                                      $                   $
                                                                                   --------------      ---------------
                  Travel & Entertainment                                           $     1,454.75      $     11,988.93
                                                                                   --------------      ---------------
                  Professional Fees                                                $                   $     48,557.15
                                                                                   --------------      ---------------
                  Court Costs                                                      $       500.00      $     19,372.00
                                                                                   --------------      ---------------
                  Insurance:                Liability                              $                   $
                                                                                   --------------      ---------------
                                            Property                               $                   $
                                                                                   --------------      ---------------
                                            Vehicle                                $                   $
                                                                                   --------------      ---------------
                                            Worker's Compensation                  $                   $
                                                                                   --------------      ---------------
                                            Other - Bond                           $                   $       (920.00)
                                                                                   --------------      ---------------
                  Taxes:                    Payroll                                $       549.30      $      5,042.70
                                                                                   --------------      ---------------
                                            Sales                                  $                   $
                                                                                   --------------      ---------------
                                            Income                                 $                   $
                                                                                   --------------      ---------------
                                            Real Property                          $                   $
                                                                                   --------------      ---------------
                                            Personal Property                      $                   $
                                                                                   --------------      ---------------

                  Total Operating Expenses                                         $     9,269.06      $    145,130.90
                                                                                   --------------      ---------------
                  Total Profit (Loss) from Operations                              $    (9,269.06)     $   (145,130.90)
                                                                                   --------------      ---------------

                  Other Income (Expense)                                           $                   $
                                                                                   --------------      ---------------
                           Gain (Loss) on Sale of Assets                           $                   $
                                                                                   --------------      ---------------
                           Interest Expense                                        $                   $
                                                                                   --------------      ---------------
                           Interest Income                                         $                   $
                                                                                   --------------      ---------------
                           Dividend Income                                         $                   $         16.34
                                                                                   --------------      ---------------
                           Herth Printing Income (loss)                            $    (3,975.00)     $    (56,221.00)
                                                                                   --------------      ---------------
                           Total                                                   $    (3,975.00)     $    (56,204.66)
                                                                                   --------------      ---------------

                  Total Profit (Loss) for Month                                    $   (13,244.06)     $   (201,335.56)
                                                                                   --------------      ---------------

                               CASH FLOW STATEMENT
                                    MAY 1998

                                                                                                          Projected
                                                                                       Current           For current
                                                                                        Month               Month
                                                                                   --------------      ---------------
         Receipts:

                  Sales (Cash Only)                                                $                   $
                                                                                   --------------      ---------------
                  Collections of Accounts Receivable                               $                   $
                                                                                   --------------      ---------------
                  Other Income                                                     $                   $
                                                                                   --------------      ---------------

         Total Receipts                                                            $                   $
                                                                                   --------------      ---------------

         Disbursements:

                  Purchases and Inventory                                          $                   $
                                                                                   --------------      ---------------
                  Salaries and Wages                                               $     4,714.20      $
                                                                                   --------------      ---------------
                  Employee Benefits                                                $                   $
                                                                                   --------------      ---------------
                  Shipping &  Freight                                              $        48.00      $
                                                                                   --------------      ---------------
                  Rent                                                             $                   $
                                                                                   --------------      ---------------
                  Secured Debt Payments                                            $                   $
                                                                                   --------------      ---------------
                  Outside Services                                                 $       190.00      $
                                                                                   --------------      ---------------
                  Telephone                                                        $       146.46      $
                                                                                   --------------      ---------------
                  Repairs & Maintenance                                            $                   $
                                                                                   --------------      ---------------
                  Miscellaneous Office Expense                                     $       180.55      $
                                                                                   --------------      ---------------
                  Advertising                                                      $                   $
                                                                                   --------------      ---------------
                  Travel & Entertainment                                           $     1,454.75      $
                                                                                   --------------      ---------------
                  Professional Fees                                                $                   $
                                                                                   --------------      ---------------
                  Court Costs                                                      $       500.00      $
                                                                                   --------------      ---------------

         Insurance:        Liability                                               $                   $
                                                                                   --------------      ---------------
                           Property                                                $                   $
                                                                                   --------------      ---------------
                           Vehicle                                                 $                   $
                                                                                   --------------      ---------------
                           Worker's Compensation                                   $                   $
                                                                                   --------------      ---------------
                           Other ___________                                       $                   $
                                                                                   --------------      ---------------

         Taxes:            Payroll                                                 $     1,758.60      $
                                                                                   --------------      ---------------
                           Sales                                                   $                   $
                                                                                   --------------      ---------------
                           Income                                                  $                   $
                                                                                   --------------      ---------------
                           Real Property                                           $                   $
                                                                                   --------------      ---------------
                           Personal Property                                       $                   $
                                                                                   --------------      ---------------

         Total Disbursements                                                       $    8,992.56       $
                                                                                   --------------      ---------------

         Cash Flow                                                                 $   (8,992.56)      $
                                                                                   --------------      ---------------

                              Monthly Questionnaire

         I.       Accounts Payable and Receivable Aging:

                  Attach an Accounts Payable and Receivable Aging Schedule, identifying in chronological (or reverse chronological) order every debt which came due after the commencement of the bankruptcy case but has not been paid, and specifying the creditor by name and address, the nature of the debt (e.g., rent, advertising, wages, etc.), the amount owed and the date on which the obligation came due. Provide summary information below for both accounts payable and accounts receivable:


                                   Accounts Payable        Accounts Receivable
Less Than 31 Days Past Due
31 to 60 Days Past Due
61 to 90 Days Past Due
91 to 120 Days Past Due
Over 120 Days Past Due

         II.      Payments to Secured Creditors and Lessors:

                  Identify every secured Creditor and lessor by name and address, and provide the requested information. Where there is a postpetition stipulation or court order governing the creditor's treatment, respond on the basis of that stipulation or order; otherwise, respond on the basis of the prepetition contract or lease.





                                                                  Post Petitions Payments
                             Payment    Periodic    Date of        Made          Missed
                             Period      Payment     Last       ---------------------------
Creditor Name and Address    (mo/wk)     Amount     Payment     No.   Amount   No.   Amount



MONTHLY QUESTIONNAIRE
Page 2

III.     Tax Liability

         Gross Payroll Expense for Report Month:                       $6,200.00
                                                                       ---------

         Gross Sales Subject to Sales Tax for Report Month:            $     -0-
                                                                       ---------






                                                                                             Postpetition Taxes
                                            Date Paid       Amount Paid           Due But Not Paid        Accrued But Not Due
------------------------------------------------------------------------------------------------------------------------------
Federal Payroll & Withholding                                                                                   1,862.60
State Payroll & Withholding                                                                                       460.60
State Sales & Use

IV.      INSURANCE COVERAGE


                                            Carrier/Agent          Amount of            Policy Expiration        Policy Paid
                                            Name                   Coverage             Date                     Through Date
------------------------------------------------------------------------------------------------------------------------------
Worker's Compensation Liability
Fire & Extended Coverage
Property
Theft
Vehicle
Life (Beneficiary):
Other (specify):

V.       Postpetition Payments

         A. Has the Debtor made any payments outside of the ordinary course of business to any officers, shareholders, directors, other principals or insider-employees or to professionals without specific authorization under a Bankruptcy Court order? NO

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

         B. Has the Debtor, following the commencement of the bankruptcy case, made any payments on account of prepetition unsecured debts, except as specifically authorized by the Bankruptcy Court? NO

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

MONTHLY QUESTIONNAIRE
Page 3

V.       Narrative

         Provide a brief narrative report of any significant events outside of the ordinary course of business which occurred during the Report Month:





VI.      U.S. Trustee Fees


                       Total                                                                         Total Quarterly
                       Disbursement                                                                  Fees Due But
Quarter Ending         During Quarter       Quarterly Fee       Amount Paid          Date Paid       Not Paid
3-31-98                    500.00              500.00              500.00             5-27-98             -0-


         I declare under penalty of perjury that I have reviewed the income statement, cash flow statement, projections, balance sheet and monthly questionnaire attached hereto and, after making reasonable inquiry, believe that these documents are accurate and correct.

         DATED this 12 day of June, 1997.

                                        By:   /s/ Richard Cascarilla
                                        ------------------------------